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                                              Robotic Vision Systems, Inc.
                                                              Exhibit 23.6

                              CONSENT

      We hereby consent to the reference to our Firm under the caption "Business of RVSI - Litigation" in the preliminary Proxy Statement/Prospectus comprising a portion of that certain Registration Statement on Form S-4
(File No. 33-59637), as amended, of Robotic Vision Systems, Inc.


                                  MORRISON LAW FIRM



                                  By:  /s/
                                     ------------------------------
                                      A Member of the Firm

Mt. Vernon, New York
July 21, 1995